Exhibit 10.1

FIRST AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “First Amendment”) is entered into by and between Benjamin W. Jaenicke (“Executive”) and CBL & Associates Management, Inc., a Delaware corporation (together with its successors and assigns permitted under this Agreement, the “Company”), as of February 15, 2023 (the “Effective Date”). Executive is employed by CBL & Associates Management, Inc., which is an affiliate of CBL & Associates Properties, Inc., a Delaware corporation (“CBL/REIT”), and, as such, references herein to, the “Company”, where the context requires, will include the CBL/REIT.

WHEREAS, the Company and Executive entered into that certain Employment Agreement dated September 1, 2022 (the “Agreement”); and

WHEREAS, the Company and Executive have agreed to amend the Agreement on the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

The second grammatical sentence of Section 6 of the Agreement is hereby deleted and in its place is inserted the following as the second grammatical sentence of Section 6:

The Executive shall be entitled to participate in the Company’s equity incentive programs for the 2023 fiscal year of the Company with awards of restricted common stock of the Company and performance stock units (or equivalents) of the Company commensurate with the level of other Named Executive Officers*1 of the Company (excluding the Chief Executive Officer) but with a target award of restricted common stock of not less than $699,000 and a target performance award of performance stock units (or equivalents) of not less than $838,800.

All other terms and provisions of the Agreement shall remain as stated therein.

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*1 Named Executive Officers are the executive officers of the Company who are listed as the Named Executive Officers in the Company’s proxy statement filed in conjunction with the Company’s annual shareholders meeting.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the Effective Date.

CBL & ASSOCIATES MANAGEMENT, INC.

By:________________________________

By:
Title:

EXECUTIVE

___________________________________

Name: Benjamin W. Jaenicke